SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

       [ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the
                                               Commission  Only (as  permitted
                                               by Rule 14a-6(e)(2))
       [X] Definitive Proxy Statement
       [ ] Definitive Additional Materials
       [ ] Soliciting Material Pursuant to Section 240.14a-11 (c) or Section
           240.14a-12.

                              NETWOLVES CORPORATION
 -------------------------------------------------------------------------------


                (Name of Registrant as Specified In Its Charter)
 -------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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



                              NETWOLVES CORPORATION
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 17, 2006
                                 ---------------

To our Shareholders:

     An annual meeting of shareholders will be held at our offices at 4805 Independence Parkway, Suite 101, Tampa, Florida 33634 on Monday, April 17, 2006 beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

     1.   To elect three directors;

     2.   Approval of our 2006 Stock Plan, and

     3.   Any other matters that properly come before the meeting.

     The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

     If you are a shareholder of record at the close of business on February 17, 2006, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to shareholders on or about March 13, 2006.

                                       By Order of the Board of Directors,

                                              WALTER M. GROTEKE
                                            Chairman of the Board
Dated:  March 13, 2006
Tampa, Florida

                              NETWOLVES CORPORATION
                            4805 Independence Parkway
                              Tampa, Florida 33634

                                 ---------------

                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                             Monday, April 17, 2006


     Our Annual Meeting of Shareholders will be held on Monday, April 17, 2006 at 4805 Independence Parkway, Suite 101, Tampa, Florida 33634 at 10:00 a.m. This proxy statement, which was prepared by our management for the Board of Directors, contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being sent to shareholders on or about March 13, 2006.

                                ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

     o    election of three directors;
     o    approval of our 2006 Stock Plan.

In addition, our management will report on our performance and respond to your questions.

Who is entitled to vote at the meeting?

     You may vote if you owned stock as of the close of business on February 17, 2006. Each share of common stock is entitled to one vote. Each share of Series A and Series B Stock is entitled to ten votes and each share of Series C Stock is entitled to fifteen votes.

How do I vote?

You can vote in two ways:

     o    by attending the meeting in person and voting; or
     o    by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

     Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting or filing with our corporate secretary a written notice revoking your proxy, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

     Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the three directors; and FOR the approval of the 2006 Stock Plan.

What does it mean if I receive more than one proxy card?

     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Co., 800-937-5449.

Will my shares be voted if I do not provide my proxy?

     If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain
"routine" matters, including the election of directors. Shares represented by proxies designated as broker non-votes are counted for purposes of establishing a quorum. At our meeting these shares will be counted as voted by the brokerage firm in the election of directors, as this matter is considered "routine" under the applicable rules. Broker non-votes occur when a broker nominee (which has voted on one or more matters at a meeting) does not vote on one or more other matters at a meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote. Shares represented by proxies marked as abstentions will also be treated as present for purposes of determining the outcome of a vote on any matter, but will not serve as a vote "for" or "against" any matter. Shares represented by proxies designated as broker non-votes, however, will not be treated as present for purposes of determining the outcome of a vote on any matter.

How many votes must be present to hold the meeting?

     Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of the combined voting power of our common stock and Series A Stock, Series B Stock and Series C Stock as of February 17, 2006 must be present at the meeting. This is referred to as a quorum. On February 17, 2006 there were 29,781,690 shares outstanding of common stock and entitled to vote, 182,926 shares of Series A Preferred Stock ("Series A Stock"), 207,183 shares of Series B Preferred Stock ("Series B Stock"), and 12,491 shares of Series C Preferred Stock ("Series C Stock") entitled to vote. Each share of common stock entitles the holder to one vote per share, each share of Series A Stock and Series B Stock entitles the holder to ten votes per share and each share of Series C Stock entitles the holder to fifteen votes per share with holders of common stock, Series A Stock, Series B Stock and Series C Stock voting together as a single class.

What vote is required to approve each item?

     Directors are elected by a plurality of the votes cast. Shares not voted will have no effect on the vote for election of directors. The affirmative vote of a majority of the combined voting power of our common stock, Series A Stock, Series B Stock and Series C Stock present in person or by proxy and entitled to vote on the item is required for approval of the 2006 Stock Plan. A properly executed proxy marked "ABSTAIN" with respect to the 2006 Stock Plan will be counted as a vote against this proposal, and broker non-votes will have no effect on the vote.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     Our by-laws provide for a board of directors consisting of not less than three nor more than seven directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our board of directors now consists of five directors, including Mr. Carlos Campbell who will not be standing for re-election. Except for Mr. Campbell, the current reclassified board of directors and the nominees to the Board are set forth below.

         Class I                           Class II                     Class III
(To serve until the Annual        (To serve until the Annual     (To serve until the Annual
Meeting of Shareholders             Meeting of Shareholders       Meeting of Shareholders
         in 2006)                           in 2007)                     in 2008)
--------------------------         -------------------------     --------------------------
Fassil Gabremariam (1)(2)(3)(4)       Myron Levy (1)(2)(3)        Michael R. Rocque (nominee)
Gerald A. Gagliardi (nominee)         Walter M. Groteke (4)       Walter R. Groteke

(1)      Member of Audit Committee
(2)      Member of Compensation committee
(3)      Member of Nominating Committee
(4)      Member of Corporate Governance Committee

     Messrs. Walter R. Groteke and Michael R. Rocque are to be elected at this Annual Meeting to hold office until the Annual Meeting of Shareholders in 2008 or until their successors are duly elected and qualified. Mr. Gerald A. Gagliardi is to be elected at this Annual Meeting to hold office until the Annual Meeting of Shareholders in 2006 or until his successor is duly elected and qualified.

     Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of the aforesaid nominees unless they are unavailable, in which case such shares will be voted for substitute nominees designated by the board of directors. We have no reason to believe that the nominees will be unavailable or, if elected, will decline to serve.

     Walter M. Groteke (35), a co-founder of the Company, has been Chairman of the Board, Chief Executive Officer and a director of the Company since June 1998. Mr. Groteke is responsible for planning, developing and establishing policies and business objectives for the Company. From June 1995 until 1997, Mr. Groteke was regional business development manager for Techmatics, Inc., an information systems Department of Defense contractor. From May 1993 to June 1995, Mr. Groteke was senior account manager for NYNEX's strategic account management program.

     Myron Levy (65) has been a director of the Company and chairman of our audit committee since November 2000. Mr. Levy is a certified public accountant and has been President of Herley Industries, Inc., a Nasdaq National Market Company, since June 1993 and Chief Executive Officer since July 2001. He has been employed by Herley since October 1988 having held various executive positions. For the ten years prior to joining Herley, Mr. Levy was employed in various executive capacities, including Vice President of Griffon Corporation, a New York Stock Exchange company.

     Walter R. Groteke (59) has been a director of the Company since February 1999 and Vice President - Sales and Marketing since August 1998. From 1995 through July 1998, Mr. Groteke was a regional and district sales manager for GTE Florida and GTE Communications Corporation. Mr. Groteke founded Hawk Telecom in 1975 and was President until its sale in 1994. Mr. Groteke is the father of Walter M. Groteke.

     Fassil Gabremariam (60) has been a director of the Company since January 2003. Prior to joining us, Mr. Gabremariam served as Vice President of Finance with GTE Corporation for 25 years both in domestic and international assignments including manufacturing, auditing, information technology and telecommunication services. Mr. Gabremariam is a highly respected member of the Tampa Bay community. In 1994 he was appointed Commissioner of the Tampa Port Authority and was re-appointed in 1999 by Governor Jeb Bush where he served until 2001. He has served on several prestigious boards including the Technology Board of
Enterprise Florida, the Merchants Association, the University Community Hospital, and The United Way. Mr. Gabremariam is also a member of the Board of Trustees of the University of Tampa, the Council on Foreign Relations, and the Society of International Business Fellows. In October 2002, he was appointed by the Federal Reserve in Washington D.C. to a three-year term as Board Member of the Jacksonville branch of the Federal Reserve representing north central Florida.

     Gerald A. Gagliardi (59), a nominee to serve as a director in Class I, was Senior Vice President, Worldwide Customer Services of NCR Corporation from February 2001 until his retirement in March 2006. In this capacity, he was responsible for worldwide customer services, a unit with operations in 130 countries, employing over 13,000 permanent and part time employees. Worldwide Customer Services generates over $2.0 billion in hardware and software maintenance, outsourcing and professional services. From July 2000 until February 2001, Mr. Gagliardi served as a consultant for E.M. Warburg Pincus & Co., LLC, evaluating investments and providing managerial assistance within the Warburg Pincus portfolios. Mr. Gagliardi has had extensive experience in the IT Industry, with 28 years of service at Unisys (Burroughs Corporation) where he served as Executive Vice President and President of Global Customer Service. He also served as CEO and President of Inacom Corporation. Mr. Gagliardi has received various awards during his career, including the Chairman's "Pinnacle of Excellence" award while at Unisys, which had been awarded to only thirteen persons in that company's 100 year history.

     Michael R. Rocque (47), a nominee to serve as a director in Class III, has been the President of Leading Strategies, Inc. since July 2000, a company which he founded. Leading Strategies, Inc. is a firm focused on providing interim executive management to diverse business organizations for the effective management of rapid growth, crisis situations and dynamic change. Since its inception, Leading Strategies has been involved in several successful engagements including deployment to Iraq as part of a consortium of infrastructure development partners working for the U.S. Government to organize and execute the installation of medical equipment into 150 primary healthcare clinics across Iraq. Leading Strategies, Inc. is also currently engaged with Adirondack Technology Partners for the purpose of commercializing university derived and incubating technology through the formation of new companies to create employment and improve economic development in New York State. For approximately 20 years prior thereto until his retirement in 2000, Mr. Rocque distinguished himself as an officer in the U.S. Army. Mr. Rocque served in the Delta Force, the highest priority combat unit in the U.S. Army, for in excess of 15 years and prior thereto served in the Green Berets. From September 1997 to July 1999, as a Lieutenant Colonel, he was commander of a special operations squadron in Delta Force, responsible for training, equipping, deploying and leading the squadron anywhere in the world immediately upon notification from the President of the United States and the Secretary of Defense. From July 1999 until his retirement in August 2000, he was Chief, Readiness Evaluation Program for the Commanding General of the U.S. Army Special Forces Command. His overall responsibility was to direct, devise and coordinate a comprehensive evaluation program for the five active duty Special Forces Groups in the U.S. Army.

Board Committees

     In September, 2003, in compliance with the then newly adopted Nasdaq Listing Standards, our Board formed a Nominating Committee comprised of Messrs. Gabremariam, Levy and Campbell.

     All members of the Nominating Committee have been independent of management (as independence is defined in the Nasdaq listing standards). The Nominating Committee has adopted a written Nominating Committee Charter.

     The Nominating Committee is responsible for recommending to our full Board of Directors nominees for election of directors. To fulfill this role, the committee interviews, evaluates, nominates and recommends individuals for membership on our Board and committees thereof. When considering a potential candidate for membership on our Board, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgment.

     In May 2004 we formed a Corporate Governance Committee comprised of Messrs. Gabremariam, Campbell and Walter M. Groteke. This committee monitors developments in corporate governance and makes recommendations to the Board of Directors regarding new principles that should be adopted to ensure that we meet our objective of exemplary corporate governance.

     Our audit committee is involved in discussions with management and our independent public accountants with respect to financial reporting and our internal accounting controls. The committee recommends to the board the appointment of our independent public accountants. The independent auditors periodically meet alone with the committee and always have unrestricted access to the committee.

     Our compensation committee awards stock and stock options to officers and employees and recommends executive compensation. See "Compensation Committee Report on Executive Compensation". Each director attended or participated in at least 75% of the meetings of the board of directors and the committees on which he served.

Directors' Compensation

     During fiscal 2005, directors who are not our employees received an annual fee of $50,000 payable in cash or our stock and a fee of $1,500 for each board of directors or committee meeting attended in person or $750 if attended telephonically. During the fiscal year ended June 30, 2005, there were:

     o    Four meetings of the Board of Directors,
     o    Four meetings of the Audit Committee; and
     o    Two meetings of the Compensation Committee

Shareholder Communications

     Mail can be addressed to directors in care of the Office of the Secretary, NetWolves Corporation, 4805 Independence Parkway, Suite 101, Tampa, Florida 33634. At the direction of the board of directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to "Outside Directors," "Independent Directors," "Non Employee Directors" or "Non Management Directors" will be forwarded or delivered to each of the non-employee directors. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

                                 STOCK OWNERSHIP


     The following table sets forth the beneficial ownership of shares of voting stock of NetWolves, as of September 30, 2005, of (i) each person known to us to beneficially own 5% or more of the shares of any class of our voting securities, based solely on filings with the Securities and Exchange Commission and information provided by these owners, (ii) each of our executive officers and directors and (iii) all our executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by the persons named as owners.




------------------------------ ------------------------ ---------------------- ---------------------- ---------------------------
                               Shares of Series A       Shares of Series B     Shares  of  Series  C
Name and Address of            Convertible Preferred    Convertible            Convertible            Shares of
Beneficial Owner               Stock (1)                Preferred Stock (1)    Preferred Stock (1)    Common Stock (1)

------------------------------ ------------------------ ---------------------- ---------------------- ---------------------------
                               Amount        Percent    Amount      Percent    Amount      Percent    Amount           Percent
                               ------        --------   ------      --------   ------      --------   ------           -------
                               of Shares     of Class   of Shares   of Class   of Shares   of Class   of Shares        of Class
------------------------------ ------------- ---------- ----------- ---------- ----------- ---------- ---------------- ----------
Tomorrow's Technology
Today Ltd.                     16,667        10.3%

------------------------------ ------------- ---------- ----------- ---------- ----------- ---------- ---------------- ----------
Triage Management LLC          99,999        62.2%      46,874      22.6%                             1,707,209(2)      5.7%

------------------------------ ------------- ---------- ----------- ---------- ----------- ---------- ---------------- ----------
Walter M. Groteke                                                                                     3,134,897(3)     10.5 %

------------------------------ ------------- ---------- ----------- ---------- ----------- ---------- ---------------- ----------
Walter R. Groteke                                                                                     1,429,167(4)      4.8 %

------------------------------ ------------- ---------- ----------- ---------- ----------- ---------- ---------------- ----------
Peter C. Castle                                                                                       1,202,767(5)      4.0%

------------------------------ ------------- ---------- ----------- ---------- ----------- ---------- ---------------- ----------
Scott E. Foote                                                                                          306,667(6)     1.0%

------------------------------ ------------- ---------- ----------- ---------- ----------- ---------- ---------------- ----------
Ryan Kelly                                                                                              216,667(7)       *

------------------------------ ------------- ---------- ----------- ---------- ----------- ---------- ---------------- ----------
Myron Levy                                                                                              245,000(8)       *

------------------------------ ------------- ---------- ----------- ---------- ----------- ---------- ---------------- ----------
Carlos Campbell                                                                                         185,000(9)      *

------------------------------ ------------- ---------- ----------- ---------- ----------- ---------- ---------------- ----------
Fassil Gabremariam                                                                                      175,000(9)       *

------------------------------ ------------- ---------- ----------- ---------- ----------- ---------- ---------------- ----------
Executive officers and
directors as a group (8
persons)                                                                                              6,895,165        23.1%

------------------------------ ------------- ---------- ----------- ---------- ----------- ---------- ---------------- ----------

    * less than one percent (1%) unless otherwise indicated.

                                       6

(1) Except as otherwise noted in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock and preferred stock. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are options or warrants deemed outstanding for computing the percentage of the person or group holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person or group. Each share of Series A Stock is currently convertible into 18.75 shares of common stock; each share of Series B Stock is currently convertible into 20 shares of common stock; and each share of Series C Stock is currently convertible into 60 shares of common stock.

(2)  Includes 535,300 shares of our common stock and 1,171,870 of our warrants.

(3) Includes an option to purchase 450,000 shares of common stock at $5.00 per share, an option to purchase 400,000 shares of common stock at $4.00 per share, an option to purchase 333,333 shares of common stock at $1.20 per share and a warrant to purchase 200,000 shares of common stock at $1.63 per share.

(4) Includes an option to purchase 100,000 shares of common stock at $5.00 per share, an option to purchase 200,000 shares of common stock at $4.00 per share, an option to purchase 166,667 shares of common stock at $1.20 per share, and a warrant to purchase 200,000 shares of common stock at $1.63 per share.

(5) Includes a warrant to purchase 65,000 shares of common stock at $12.00 per share, an option to purchase 115,000 shares of common stock at $5.00 per share, an option to purchase 200,000 shares at $4.00 per share and an option to purchase 166,667 shares of common stock at $1.20 per share.

(6) Includes an option to purchase 66,667 shares of common stock at $1.00 per share.

(7) Includes an option to purchase 66,667 shares of common stock at $1.00 per share.

(8) Includes a warrant issued to purchase 50,000 shares of common stock at $5.00 per share, an option to purchase 15,000 shares of common stock at $4.82 per share and an option to purchase 50,000 shares of common stock at $1.06 per share.


(9) Includes an option to purchase 50,000 shares of common stock at $1.00 per share.

                                   MANAGEMENT

Our Officers

         Our officers are:

    Name                  Age                 Position
    ----                  ---                 --------
    Walter M. Groteke     35       Chairman of the Board, President and
                                   Chief Executive Officer
    Walter R. Groteke     59       Vice President - Sales and Marketing
    Peter C. Castle       37       Vice President-Finance, Treasurer
                                   and Secretary
    Scott E. Foote        44       Vice President
    Ryan Kelly            39       Vice President

--------

     Peter C. Castle has been our Chief Financial Officer since 2001, Vice President - Finance since January 2000, Controller from August 1998 until December 1999 and Treasurer and Secretary since August 1999. From 1996 through July 1998 Mr. Castle was the Southeast Regional Finance Manager for Magellan Health Service, Inc. a $1.6 billion managed behavioral care company based in Georgia. Prior to that Mr. Castle was the Controller for Physician's Care Network of NY, Inc.

     Scott E. Foote has been Vice President since June 2003 and President of NetWolves Network Services since the company's acquisition in July 2002. Prior to NetWolves, Mr. Foote held a number of positions at Norstan Network Services, Inc. (NNSI), including Business Segment Director, Director of Operations, Director of Product Development and National Account Manager. Prior to NNSI, Mr. Foote was the Chief Operating Officer and Vice President of Membership Development for Telecommunications Cooperative Network (TCN), where he managed the day to day operations including sales, marketing, finance and information technology.

     Ryan Kelly joined NetWolves in December 2002 and serves as Vice President of Sales for NetWolves Global Services where he is responsible for establishing new business opportunities with Fortune 1000 enterprises. For more than five years prior to joining NetWolves, Mr. Kelly was a leading Sales Manager at WorldCom where he was recognized as the top NY regional sales manager for the two years prior to joining NetWolves. Mr. Kelly also received multiple President`s Club and Inner Circle awards during his ten years at WorldCom.

Executive Compensation

     The following table sets forth the annual and long-term compensation with regard to the Chairman/Chief Executive Officer and each of the other four highest paid executive officers of the Company who received more than $100,000 for services rendered during fiscal 2005.

                           Summary Compensation Table

                                                             Annual Compensation                 Long Term Compensation
                                                                                                              Securities
                                                                                               Restricted     underlying
                                          Fiscal                            Other annual         stock         options/
                                          -------                                       -             -
      Name and principal position          year      Salary      Bonus     compensation(1)     awards(2)       warrants
      ---------------------------          ----      ------      -----     ---------------     ---------       --------
Walter M. Groteke                             2005    $309,775        -         -               $228,000            -
Chairman and Chief  Executive                 2004    $349,000        -         -                   -               -
Officer                                       2003    $275,000        -         -               $715,500         500,000


Walter R. Groteke                             2005    $175,000        -         -               $114,000            -
Senior Vice President                         2004    $175,000        -         -                   -               -
                                              2003    $175,000        -         -               $344,500         250,000


Peter C. Castle                               2005    $175,000        -         -               $114,000            -
Treasurer, Secretary; Chief Financial         2004    $150,000        -         -                   -               -
Officer and Vice President-Finance            2003    $150,000        -         -               $344,500         250,000

Scott Foote                                   2005    $150,000        -         -               $ 57,000            -
Vice President                                2004    $150,000      35,000      -                   -               -
                                              2003    $150,000      92,577      -               $ 79,500         100,000

Ryan Kelly                                    2005    $150,000      87,754      -               $ 57,000            -
Vice President                                2004    $150,000      76,660      -                   -               -
                                              2003    $150,000      52,113      -                   -            100,000


     (1) Other annual compensation excludes certain perquisites and other non-cash benefits provided by the Company since such amounts do not exceed the lesser of $50,000 or 10% of the total annual base salary disclosed in the table for the respective officer.
     (2) In fiscal 2005 and 2003, we granted an aggregate of 1,875,000 and 1,484,000, respectively, of restricted common stock awards to executive officers, which vest immediately.
     (3) Salary includes amounts for cost of living increases paid and amounts accrued.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table provides information regarding value realized from options exercised during fiscal 2005 and unexercised options held as of June 30, 2005 by our Chief Executive Officer and the other executive officers whose compensation exceeded $100,000 in fiscal 2005. The value of unexercised in-the-money options is calculated at June 30, 2005.

                                                        Number of securities     Value of unexercised
                                                       underlying unexercised         in-the-money
                        Shares                           options at fiscal         options at fiscal
                        acquired on      Value               year end (#)             year end ($)
Name                    exercise(#)     realized($)  Exercisable Unexercisable  Exercisable   Unexercisable
-----------------------------------------------------------------------------------------------------------
Walter M. Groteke          -                -         1,383,333       166,667       $  -         $   -
Walter R. Groteke          -                -           666,667        83,333          -             -
Peter C. Castle            -                -           481,667        83,333          -             -
Scott Foote                -                -            66,667        33,333          -             -
Ryan Kelly                 -                -            66,667        33,333          -             -

Employment Agreements

     The Company has entered into employment agreements dated as of July 1, 2004 with certain members of its executive management team. All of the employment agreements provide for certain payments following death or disability, for certain fringe benefits such as reimbursement for reasonable expenses and participation in medical plans, and for accelerated payments in the event of change of control of the Company. The specific terms are as follows:

          o    The  agreement  with  Walter  M.  Groteke,   Chairman  and  Chief
               Executive Officer, is for a term of six years at an annual salary of $275,000 subject to cost of living adjustments.

          o The agreement with Walter R. Groteke, Senior Vice President, is for a term of five years, subject to two additional one-year extensions, at an annual salary of $175,000.

          o The agreement with Peter C. Castle, our Chief Financial Officer, is for a term of five years, subject to two additional one-year extensions, at an annual salary of $175,000.

Equity Compensation Plan Information

     We maintain various stock plans under which options vest and shares are awarded at the discretion of our board of directors or its compensation committee. The purchase price of the shares under the plans and the shares subject to each option granted is not less than the fair market value on the date of grant. The term of each option is generally three to ten years and is determined at the time of grant by our board of directors or its compensation committee. The participants in these plans are officers, directors and employees of the company and its subsidiaries or affiliates. The following is as of June 30, 2005, our last fiscal year end.

------------------------------- ----------------------------- ----------------------------- ------------------------
                                (a)                           (b)                           (c)
------------------------------- ----------------------------- ----------------------------- ------------------------
Plan category                   Number of                     Weighted-                     Number of securities
                                Securities to be              average exercise              remaining available for
                                issued upon                   price of                      future issuance under
                                exercise of outstanding       outstanding                   equity compensation
                                options, warrants             options, warrants             plans (excluding
                                and rights                    and rights                    securities reflected in
                                                                                            column (a))
------------------------------- ----------------------------- ----------------------------- ------------------------
Equity
compensation                             8,932,500                        2.53                       4,643,500
plans approved
by security
holders
------------------------------- ----------------------------- ----------------------------- ------------------------
Equity
compensation
plans not
approved by
security  holders
------------------------------- ----------------------------- ----------------------------- ------------------------
Total                                    8,932,500                        2.53                       4,643,500
------------------------------- ----------------------------- ----------------------------- ------------------------

Limitation on Liability of Officers and Directors

     We have entered into indemnification agreements with each of our current officers and directors pursuant to which we have agreed, among other things, to indemnify these officers and directors to the fullest extent permitted by New York law.

Compensation Committee Interlocks and Insider Participation

     During fiscal 2005, our compensation committee consisted of Messrs. Gabremariam, Levy and Campbell. None of these persons were officers or employees during fiscal 2005.

In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the caption "Compensation Committee Report on Executive Compensation" will not be deemed to be filed or to be proxy-soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of our executive officers is generally determined by the compensation committee of our Board of Directors, subject to applicable employment agreements. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2005 is furnished by the directors who comprised the compensation committee during fiscal 2005.

General Compensation Policy

     Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives and thereby increase shareholder value. It is our policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation.

Determining Executive Officer Compensation

     Restricted stock and stock options are granted to employees, including our executive officers, by the compensation committee under our Stock Plans. The committee believes that restricted stock and stock options provide an incentive that focuses the executive's attention on managing us from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of common stock on the date of grant, have a maximum term of ten years and generally become exercisable, in whole or in part, starting one year from the date of grant. Among our executive officers, the number of shares and options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the compensation committee, have the greatest potential impact on our profitability and growth. Previous grants of restricted stock and stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

     For fiscal 2005, restricted shares of common stock were awarded under our 2003 stock option/stock issuance plan to Messrs. Walter R. Groteke, Peter C. Castle, Scott Foote and Ryan Kelly for 300,000, 300,000, 150,000 and 150,000 shares, respectively. The committee determined that these grants were appropriate given the substantial contributions made by these executives to current and prospective performance, their levels of responsibility and the compensation levels of executives in comparable positions.

Relationship of Compensation to Performance and Compensation of Chief Executive Officer

     The compensation committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries that will be paid to our executive officers during the coming year. In setting salaries, the compensation committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     For fiscal 2005, 600,000 restricted shares of common stock were awarded to our Chairman and Chief Executive Officer, Walter M. Groteke. The committee determined Mr. Groteke's stock compensation was appropriate given his substantial continuing contributions to the Company, his high level of responsibility and the compensation levels of executives in comparable positions.

     Our compensation committee for fiscal 2005:

            Carlos Campbell, Chairman
            Myron Levy
            Fassil Gabremariam

                                PERFORMANCE GRAPH

     The following graph sets forth the cumulative total return to the Company's shareholders during the period indicated as well as an overall stock market index (S & P SmallCap 600 Index) and the Company's peer group index (S & P Computer Software & Services):

                                                               Cumulative Total Return
                                        ----------- ---------- ----------- ----------- ----------- ----------
                                            6/00       6/01        6/02        6/03        6/04       6/05

NETWOLVES CORPORATION                      100.00      32.60       14.81       10.73       10.83       3.98
S & P SMALLCAP 600                         100.00     111.12      111.42      107.43      145.30     164.85
S & P SMALLCAP SYSTEMS SOFTWARE            100.00      65.45       29.86       28.78       29.54      42.47

                             AUDIT COMMITTEE REPORT

     The board of directors has appointed an audit committee consisting of three non-employee directors. The current members of the audit committee satisfy the independence requirements and other established criteria by Nasdaq Stock Market, Inc. listing standards.

     As required by its written charter, which sets forth its responsibilities and duties, the audit committee reviewed and discussed our financial statements as of and for the year ended June 30, 2005 with management. A copy of the charter is attached as Exhibit "A" to this Proxy Statement.

     The audit committee reviewed and discussed with representatives of Marcum & Kliegman LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The audit committee has also received and reviewed the written disclosures and the letter from Marcum & Kliegman LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended by the Independence Standards Board, and has discussed with Marcum & Kliegman LLP their independence.

         The audit committee has also reviewed and discussed the fees paid to Marcum & Kliegman LLP during the last fiscal year for audit and non-audit services, which are set forth below under "Audit Fees" and has considered whether the provision of the non-audit services is compatible with maintaining Marcum & Kliegman LLP's independence and concluded that it is.

     The audit committee for fiscal 2005:

            Myron Levy, Chairman
            Fassil Gabremariam
            Carlos Campbell

                                   AUDIT FEES

Audit Fees

     For fiscal 2005 and 2004, Marcum & Kliegman LLP's audit fees were approximately $289.300 and $116,000, respectively, and their fees for review of the interim financial statements were approximately $36,000 and $37,000, respectively.

Audit Related Fees

     Marcum & Kliegman LLP did not render any audit related services in fiscal 2005 or 2004.

All Other Fees

     Marcum & Kliegman LLP did not render any other services during fiscal 2005. The aggregate fees billed by Marcum & Kliegman LLP during fiscal 2004 for assurance and audit related services not covered in the preceding paragraphs was approximately $9,500. These fees were primarily for services in connection with our acquisition of a subsidiary.

Tax Fees

         Marcum & Kliegman LLP did not render any tax services in fiscal 2005 or 2004.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and Nasdaq. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2005.


                                  PROPOSAL TWO

                      APPROVAL OF THE NETWOLVES CORPORATION
                                 2006 STOCK PLAN

Introduction

     At the meeting, you will be asked to adopt the NetWolves Corporation 2006 Stock Plan (the "2006 Stock Plan"). The board has recommended the approval by shareholders of the 2006 Stock Plan, covering 1,000,000 shares.

     We believe that our long-term success depends upon our ability to attract and retain qualified officers, employees and consultants and to motivate their best efforts on our behalf. Our directors, officers, employees and consultants, as well as those of our subsidiaries or affiliates, are eligible to participate in the 2006 Stock Plan. We believe that the 2006 Stock Plan will be an important part of our compensation to these persons.

     The 2006 Stock Plan is set forth as Exhibit B to this proxy statement. The principal features of the 2006 Stock Plan are summarized below, but the summary is qualified in its entirety by the full text of the 2006 Stock Plan.

Stock Subject to the 2006 Stock Plan

     The stock to be offered under the 2006 Stock Plan consists of shares of our common stock, whether authorized but unissued or reacquired. The 2006 Stock Plan is divided into two separate equity programs: an option grant program and a stock issuance program. Options granted under the 2006 Stock Plan shall be non-qualified or incentive stock options and the exercise price is the fair market value of the common stock on the date of grant except that for incentive stock options it shall be 110% of the fair market value if the participant owns 10% or more of our common stock. Under the stock issuance program, the purchase price per share shall be fixed by the board of directors or committee but cannot be less than the fair market value of the common stock on the issuance date. Shares of common stock may be issued for past services rendered to us and all shares of common stock issued thereunder shall vest upon issuance unless otherwise directed by the board or committee. The number of shares issuable is also subject to adjustments upon the occurrence of certain events, including stock dividends, stock splits, mergers, consolidations, reorganizations, recapitalizations, or other capital adjustments.

Administration of the 2006 Stock Plan

     The 2006 Stock Plan is to be administered by our board of directors, the compensation committee or a stock option committee consisting of no fewer than two "non-employee directors," as defined in the Securities Exchange Act of 1934. We expect that our compensation committee will administer the 2006 Stock Plan.

     Subject to the terms of the 2006 Stock Plan, the board or the committee may determine and designate the individuals who are to be granted stock options or qualify to receive shares of common stock under the 2006 Stock Plan, the number of shares to be subject to options or to be purchased and the nature and terms of the options to be granted. The board or the committee also has authority to interpret the 2006 Stock Plan and to prescribe, amend and rescind the rules and regulations relating to the 2006 Stock Plan. The committee may amend or modify any grant in any manner not inconsistent with the terms of the 2006 Stock Plan.

  Grant of Options

     Our directors, officers, employees and consultants, as well as those of our subsidiaries or affiliates, are eligible to participate in the 2006 Stock Plan.

     The options granted under the 2006 Stock Plan shall be non-qualified or incentive stock options. The exercise price for non-qualified options will be not less than the fair market value of our common stock on the date of grant of the stock option. The committee must adjust the option price, as well as the number of shares subject to option, in the event of stock splits, stock dividends, recapitalization and certain other events involving a change in our capital.

  Exercise of Stock Options

     Stock options granted under the 2006 Stock Plan shall expire not later than five years from the date of grant and may become exercisable in one or more installments in the manner and at the time or times specified by the committee.

     Upon the exercise of a stock option, optionees may pay the exercise price in cash, by certified or bank cashiers check or, at our option, in shares of common stock valued at its fair market value on the date of exercise, or a combination of cash and stock. Withholding and other employment taxes applicable to the exercise of an option shall be paid by the optionee at such time as the board or the committee determines that the optionee has recognized gross income under the Internal Revenue Code of 1986, as amended, resulting from such exercise. These taxes may, at our option, be paid in shares of common stock.

     A stock option is exercisable during the optionee's lifetime only by him or his permitted transferee and cannot be exercised by him or his permitted transferee unless, at all times since the date of grant and at the time of exercise, he is employed by us, any parent corporation or any of our subsidiaries or affiliates, except that, upon termination of his employment (other than (1) by death, (2) by total disability followed by death in the circumstances provided below or (3) by total disability), an option may be exercised for a period of three months after this termination but only to the extent such option is exercisable on the date of such termination. In the discretion of the committee, options may be transferred to (1) members of the optionee's family, (2) a trust, (3) a family limited partnership or (4) an estate planning vehicle primarily for the optionee's family.

     Upon termination of all employment by total disability, the optionee or his permitted transferee may exercise such options at any time within twelve months after his termination, but only to the extent such option is exercisable on the date of such termination.

     In the event of the death of an optionee (1) while our employee, or an employee of any parent corporation or any subsidiary or affiliate, (2) within three months after termination of all employment or provision of services (other than for total disability) or (3) within twelve months after termination on account of total disability of all employment with us, any parent corporation or any subsidiary or affiliate, the optionee's estate or any person who acquires the right to exercise such option by bequest or inheritance or by reason of the death of the optionee may exercise the optionee's option at any time within the period of three years from the date of death. In the case of clauses (1) and (3) above, the option shall be exercisable in full for all the remaining shares covered by it, but in the case of clause (2) the option shall be exercisable only to the extent it was exercisable on the date of such termination of employment.

  Stock Issuance Program

     Shares of common stock maybe issued at the discretion of the board or committee under the stock issuance program through direct and immediate issuances. Each such stock issuance shall comply with the terms specified below.

                  Purchase Price
                  --------------

                    a. The purchase price per share shall be fixed by the board of directors or committee but shall not be less than the fair market value per share of common stock on the grant date.

                    b. Shares of common stock may be issued for past services rendered to us (or any parent or subsidiary) as the board or committee may deem appropriate in each individual instance.

                  Vesting Provisions
                  ------------------

                    a. Shares of common stock issued under the stock issuance program shall vest at the discretion of the board or committee.

                    b. The participant shall have full stockholder rights with respect to any shares of common stock issued to the participant under the stock issuance program. Accordingly, the participant shall have the right to vote such shares and to receive any cash dividends paid on such shares.

Change in Control

     All unvested options shall automatically vest in full if and when either of the following stockholder approved transactions to which the company is a party are consummated: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the company's assets in complete liquidation or dissolution of the company. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor company (or parent thereof) in the corporate transaction or (ii) such option is to be replaced with a cash incentive program of the successor company which preserves the spread existing on the unvested option shares at the time of the corporate transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the board or committee at the time of the option grant.

  U.S. Federal Tax Matters

     Restricted Stock. Employees generally recognize as taxable income the fair market value of restricted stock on the date the restricted period ends. We are entitled to a corresponding tax deduction at the same time.

     Stock Options. Stock options may be granted in the form of incentive stock options or non-qualified stock options. Incentive stock options are eligible for favorable tax treatment under the U.S. Internal Revenue Code (the "Code"). To meet the Code requirements, the maximum value of incentive stock options that first become exercisable in any one year is limited to $100,000. Under the Code, persons do not realize compensation income upon the grant of a stock option (whether an incentive stock option or non-qualified stock option). At the time of exercise of a non-qualified stock option, the holder will realize compensation income in the amount of the spread between the exercise price of the option and the fair market value of our stock on the date of exercise. At the time of exercise of an incentive stock option, no compensation income is realized other than "tax preference income" for purposes of the alternative minimum tax. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on sale over the exercise price will be taxed as capital gains. If the shares acquired on exercise of the incentive stock option are disposed of within less than two years after grant or one year of exercise, the holder will realized compensation income equal to the excess of the fair market value of shares on the date of exercise over the option price. Additional amounts realized will be taxed as capital gains. We will generally be entitled to a deduction under the Code at the time equal to the amount of compensation income realized by the holder of an option.

Recommendation of the Board

     Our board of directors believes that it is in our best long-term interests to have available for issuance under a stock option plan a sufficient number of shares to attract, retain and motivate our directors, officers, employees, directors and consultants by tying their interests to our stockholders' interests.

     The affirmative vote of a majority of the voting power in person or by proxy at the Annual Meeting is required for approval by stockholders of the 2006 Stock Plan. An abstention will be counted as a vote against this proposal and broker non-votes will have no effect on the vote.

     We recommend a vote FOR approval of the 2006 Stock Plan.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Marcum & Kliegman LLP acted as our independent certified public accountants for the fiscal year ended June 30, 2005.

     We expect that a representative of Marcum & Kliegman LLP will be present at the annual meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

     Copies of our annual report to shareholders for the fiscal year ended June 30, 2005 have been provided to all shareholders as of the Record Date. Shareholders are referred to the reports for financial and other information about us, but such reports are not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                            MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

     We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and employees may solicit proxies by telephone, telegraph or personal interview. We may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

     We must receive shareholder proposals with respect to our next annual meeting of shareholders no later than October 31, 2006 to be considered for inclusion in our next Proxy Statement.

                                   By Order of the Board of Directors,

                                            WALTER M. GROTEKE
                                          Chairman of the Board

Dated:   March 13, 2006
Tampa, Florida

                                                                       Exhibit A
                                                                       ---------
                              NETWOLVES CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE
                         ------------------------------

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     Monitor the  integrity of the  Company's  financial  reporting  process and
systems  of  internal  controls   regarding  finance,   accounting,   and  legal
compliance.

     Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     Provide  an  avenue  of  communication  among  the  independent   auditors,
management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised such number of directors as determined by the Board, but no less than three directors, each of whom shall be an independent director (as such is defined by Nasdaq rules), free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience or background resulting in the individual's financial sophistication.

     Audit Committee members shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. If an audit committee Chair is not designated, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

     Review Procedures
     -----------------

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting process and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss the following items required to be communicated by the independent auditors in accordance with AICPA Statement of Auditing Standards 61:

     (a) the auditor's responsibilities in accordance with generally accepted accounting standards;

     (b) the initial selection of and changes in significant accounting policies or their application;

     (c)  managements' judgments and accounting estimates;

     (d)  significant audit adjustments;

     (e)  other   information   in  documents   containing   audited   financial
          statements, such as the MD&A;

     (f)  disagreements with management;

     (g)  consultation with other accountants;

     (h)  major issues discussed with management prior to retention;

     (i)  difficulties encountered in performing the audit; and

     (j) the auditor's judgments about the quality of the Company's accounting principles.

     Independent Auditors
     --------------------

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships the auditors have with the Company that could impair their independence.

     8. Review the independent auditors audit plan and internal audit and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors, including the matters required to be communicated to audit committees in accordance with AICPA Statement of Auditing Standards 61, as then in effect.

     10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     Internal Audit Department and Legal Compliance
     ----------------------------------------------

     11. Review the budget, plan, activities, and qualifications of the internal audit department, as needed.

     12. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     13. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities
     --------------------------------------

     14. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     15. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     16. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                                                       Exhibit B
                                                                       ---------

                              NETWOLVES CORPORATION
                              ---------------------
                                 2006 STOCK PLAN
                                 ---------------

                              I. GENERAL PROVISIONS
                                 ------------------

A.   PURPOSE OF THE PLAN
     -------------------

     This 2006 Stock Plan (the "Plan") is intended to promote the interests of NETWOLVES CORPORATION, a New York corporation ("Corporation"), by providing eligible persons in the employ or service of the Corporation or its affiliates with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

     Unless otherwise defined herein, all capitalized terms shall have the meaning assigned to them in the attached Appendix.

B.   STRUCTURE OF THE PLAN
     ---------------------

     The Plan shall be divided into two (2) separate equity programs:

     (i) the Option Grant Program under which eligible persons ("Optionees") may, at the discretion of the Board, be granted options to purchase shares of common stock; and

     (ii) the Stock Issuance Program under which eligible persons ("Participants") may, at the discretion of the Board, be issued shares of common stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

     The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

C.   ADMINISTRATION OF THE PLAN
    ---------------------------

     The Plan shall be administered by the Corporation's Board of Directors ("Board"), or in the discretion of the Board, a committee consisting of no less than two Non-Employee Directors or persons meeting such other requirements as may be imposed by Rule 16(b) under the 1934 Act ("Committee").

     The Board or Committee shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Board shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

D.   ELIGIBILITY
     -----------

     The persons eligible to participate in the Plan are:

     1.   Employees; and

     2. Directors, officers, consultants and other independent advisors who provide services to the Corporation, or any parent or subsidiary of the Corporation.

     The Board or Committee shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, described in Article Two below, which eligible persons are to receive the option grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Qualified Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program, described in Article Three, which eligible persons are to receive such stock issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

     The Board or Committee shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to issue stock in accordance with the Stock Issuance Program.

E.   STOCK SUBJECT TO THE PLAN
     -------------------------

     The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired common stock. The maximum number of shares of common stock which may be issued under the Plan is 1,000,000 shares.

     Shares of common stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full, or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of common stock reserved for issuance under the Plan.

     If there is any change to the common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.


                            II. OPTION GRANT PROGRAM
                                --------------------

A.   OPTION TERMS
     ------------

     Each option shall be evidenced by one or more documents in the form approved by the Board, and which shall be subject to the provisions of the Plan.

     1. Exercise Price.

     a. The exercise price per share shall be fixed by the Board in accordance with the following provisions:

          (i) The exercise price per share shall not be less than the Fair Market Value per share of common stock on the option grant date.

          (ii) If the Optionee is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of common stock on the option grant date for Incentive Options.

     b. The exercise price is payable in cash or check made payable to the Corporation upon exercise of the option, subject to the provisions of
          Section I of Article Four and the documents evidencing the option. If the common stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended ("34 Act") at the time the option is exercised, then the exercise price may also be paid as follows:

          (i) in shares of common stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

          (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (x) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (y) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent the foregoing sale and remittance procedure is used, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     2. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Board or Committee and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of five (5) years measured from the option grant date.

     3. Effect of Termination of Service.

          a. The following provisions shall govern the exercise of any vested option held by the Optionee at the time of cessation of Optionee's employment or rendering of services to the Corporation (collectively "Service") or death:

               (i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each option held by such Optionee to the extent exercisable on the date of such termination.

               (ii) Should Optionee's Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee to the extent exercisable on the date of such termination.

               (iii) If the Optionee dies while holding an  outstanding  option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee's death to exercise such option to the extent exercisable on the date of such termination.

               (iv) Under no  circumstances,  however,  shall any such option be exercisable after the specified expiration of the option term.

               (v) All vested options shall terminate upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term.

          b. The Board or Committee shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (i) extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as it shall deem appropriate, but in no event beyond the expiration of the option term, and/or

               (ii) permit the  option to be  exercised,  during the  applicable post-Service exercise period, not only with respect to the number of vested shares of common stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     4. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person exercise the option, pays the exercise price and becomes the recordholder of the purchased shares.

     5. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or, following the Optionee's death, by the laws of descent and distribution.

B.   CORPORATE TRANSACTION
     ---------------------

     1. All unvested options shall automatically vest in full if and when either of the following stockholder approved transactions to which the Corporation is a party are consummated: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Board or Committee at the time of the option grant.

     2. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     3. The Board or Committee shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that those options shall automatically accelerate and vest in full (and any repurchase rights of the Corporation with respect to the unvested shares subject to those options shall immediately terminate) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.

     4. The Board or Committee shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee's Service terminate by reason of the Optionee's involuntary dismissal or discharge by the Corporation for reasons other than misconduct ("Involuntary Termination") within a designated period (not to exceed one year) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term.

     5. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000.00) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     6. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                           III. STOCK ISSUANCE PROGRAM
                                ----------------------

A.   STOCK ISSUANCE TERMS
     --------------------

     Shares of common stock may, upon request by a Participant, be issued at the discretion of the Board or Committee under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall comply with the terms specified below.

     1.   Purchase Price.

          a. The purchase price per share shall be fixed by the Board or Committee but shall not be less than the Fair Market Value per share of common stock on the grant date.

          b. Shares of common stock may be issued under the Stock Issuance Program for past services rendered to the Corporation (or any Parent or Subsidiary) as the Board may deem appropriate in each individual instance.

     2.   Vesting Provisions.

     a. Shares of common stock issued under the Stock Issuance Program shall vest at the discretion of the Board of Directors or Committee.

     b. The Participant shall have full stockholder rights with respect to any shares of common stock issued to the Participant under the Stock Issuance Program. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                                IV. MISCELLANEOUS
                                    -------------

A.   ADJUSTMENTS DUE TO STOCK SPLITS, MERGERS, CONSOLIDATION, ETC.
     -------------------------------------------------------------

     If, at any time, the Company shall take any action, whether by stock dividend, stock split, combination of shares or otherwise, which results in a proportionate increase or decrease in the number of shares of common stock theretofore issued and outstanding, the number of shares which are reserved for issuance under the Plan and the number of shares which, at such time, are subject to options shall, to the extent deemed appropriate by the committee, be increased or decreased in the same proportion, provided, however, that the Company shall not be obligated to issue fractional shares.

     Likewise, in the event of any change in the outstanding shares of common stock by reason of any recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other corporate change, the committee shall make such substitution or adjustments, if any, as it deems to be appropriate, as to the number or kind of shares of common stock or other securities which are reserved for issuance under the Plan and the number of shares or other securities which, at such time are subject to Options.

     In the event of a change of control, at the option of the board of directors or committee, (a) all options outstanding on the date of such change of control shall, for a period of sixty days following such change of control, become immediately and fully exercisable, and (b) an optionee will be permitted to surrender for cancellation within sixty days after such change of control any option or portion of any option which was granted more than six months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of the Fair Market Value (on the date of surrender) of the shares of common stock subject to the option or portion thereof surrendered, over the aggregate purchase price for such shares under the option.

B.   EFFECTIVE DATE AND TERM OF PLAN
     -------------------------------

     1. The Plan shall become effective on April 17, 2006, provided that no Incentive Options may be granted unless the Plan is first approved by the Corporation's stockholders. The Board may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

     2. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10)-year period measured from the date the Plan is adopted by the Board,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.

C.   AMENDMENT OF THE PLAN
     ---------------------

     The Board or Committee shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, except for those persons ineligible to participate. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

D.   WITHHOLDING
     -----------

     The Corporation's obligation to deliver shares of common stock upon the exercise of any options or upon the issuance of shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

E.   REGULATORY APPROVALS
     --------------------

     The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of common stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation's obtaining all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of common stock issued pursuant to it.

F.   NO EMPLOYMENT OR SERVICE RIGHTS
     -------------------------------

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

APPENDIX
--------

The following definitions shall be in effect under the Plan:

Board shall mean the Corporation's Board of Directors.

Change of Control shall mean:

     (i) any person who is not currently such becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; or

     (ii) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board (as defined in the plan), are elected within any single 12-month period to serve on the board of directors; or

     (iii) members of the Incumbent Board cease to constitute a majority of the Board of Directors without the approval of the remaining members of the Incumbent Board; or

     (iv) any merger (other than a merger where the Company is the survivor and there is no accompanying change in control under subparagraphs (i),
          (ii) or (iii) of this paragraph (b), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

Code shall mean the Internal Revenue Code of 1986, as amended.

Common Stock shall mean the Corporation's common stock, $.0033 par value.

Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

     (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

     (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

Corporation shall mean NETWOLVES CORPORATION, a New York corporation.

Disability shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

Eligibility. Incentive Options may be granted to Directors, Officers, Employees and Consultants.

Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

Exercise Date shall mean the date on which the option shall have been exercised.

Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.

Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

Fair Market Value per share of common stock on any relevant date shall be determined in accordance with the following provisions:

     (i) If the common stock is at the time traded on the NASDAQ National or SmallCap Market, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question, as the price is reported by the National Association of Securities Dealers on the NASDAQ National or SmallCap Market. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (ii) If the common stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of common stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the common stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the common stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

     (iii) If the common stock is at the time neither listed on any Stock Exchange nor traded on the NASDAQ National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

Incentive  Option shall mean an option which satisfies the  requirements of Code
Section 422.

Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

1934 Act shall mean the Securities Exchange Act of 1934, as amended.

Non-Employee Director shall have the meaning provided under Rule 16(b) or any successor rule under the 1934 Act.

Non-Statutory   Option  shall  mean  an  option  not  intended  to  satisfy  the requirements of Code Section 422.

Option Agreement shall mean the option agreement issued pursuant to the Grant Notice.

Option Shares shall mean the number of shares of common stock subject to the option.

Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

Plan shall mean the Corporation's 2006 Stock Plan.

Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.

Purchase Agreement shall mean the stock purchase agreement pursuant to the Grant Notice.

Service shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee.

Stock Exchange shall mean the Nasdaq National Market System, American Stock Exchange or the New York Stock Exchange.

Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Vesting Commencement Date shall mean the date on which the Option Shares commences to vest as specified in the Grant Notice.

Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.

                              NETWOLVES CORPORATION
                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                 APRIL 17, 2006

     The undersigned hereby appoints WALTER M. GROTEKE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of COMMON STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on APRIL 17, 2006 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

The Board of Directors recommends a vote FOR the election of the directors.

     1.   Election of the following nominees:

        NOMINEES:
        --------
        To serve in Class III until the Annual Meeting of Shareholders in 2008:

                        Walter R. Groteke
                        Michael R. Rocque

        To serve in Class I until the Annual Meeting of Shareholders in 2006:

                        Gerald A. Gagliardi

        [   ]  FOR the nominees listed          [   ] WITHHOLD authority to vote

        The Board of Directors recommends a vote FOR the following proposal:

     2.   Approval of our 2006 Stock Plan, as set forth in the proxy statement.

        FOR  [    ]             AGAINST  [    ]            ABSTAIN   [    ]

     3. Upon such other business as may properly come before the meeting or any adjournment thereof.

     PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE


     SIGNATURE(S)___________________________   ____________________________

     DATED:   _____________ , 2006

                              NETWOLVES CORPORATION

                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                 APRIL 17, 2006

     The undersigned hereby appoints WALTER M. GROTEKE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES A CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on APRIL 17, 2006 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

The Board of Directors recommends a vote FOR the election of the directors.

     1.   Election of the following nominees:

          NOMINEES:
          --------

         To serve in Class III until the Annual Meeting of Shareholders in 2008:

                         Walter R. Groteke
                         Michael R. Rocque

         To serve in Class I until the Annual Meeting of Shareholders in 2006:

                         Gerald A. Gagliardi

         [   ]  FOR the nominees listed         [   ] WITHHOLD authority to vote

         The Board of Directors recommends a vote FOR the following proposal:

     2.   Approval of our 2006 Stock Plan, as set forth in the proxy statement.

         FOR  [    ]               AGAINST  [    ]            ABSTAIN   [    ]

     3. Upon such other business as may properly come before the meeting or any adjournment thereof.

     PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

     SIGNATURE(S)___________________________   ____________________________

     DATED:_____________,2006

                              NETWOLVES CORPORATION

                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                 APRIL 17, 2006

     The undersigned hereby appoints WALTER M. GROTEKE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES B CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on APRIL 17, 2006 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

The Board of Directors recommends a vote FOR the election of the directors.

     1. Election of the following nominees:

        NOMINEES:
        --------

        To serve in Class III until the Annual Meeting of Shareholders in 2008:

                        Walter R. Groteke
                        Michael R. Rocque

        To serve in Class I until the Annual Meeting of Shareholders in 2006:

                        Gerald A. Gagliardi

        [   ]  FOR the nominees listed          [   ] WITHHOLD authority to vote

        The Board of Directors recommends a vote FOR the following proposals:

     2.   Approval of our 2006 Stock Plan, as set forth in the proxy statement.

        FOR  [    ]               AGAINST  [    ]            ABSTAIN   [    ]

     3. Upon such other business as may properly come before the meeting or any adjournment thereof.

     PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

     SIGNATURE(S)___________________________   ____________________________
     DATED:   _____________ , 2006

                              NETWOLVES CORPORATION

                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                 APRIL 17, 2006

     The undersigned hereby appoints WALTER M. GROTEKE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all shares of SERIES C CONVERTIBLE PREFERRED STOCK of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual Meeting of Shareholders scheduled to be held on APRIL 17, 2006 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR THE NOMINEE BY MARKING THE WITHHOLD AUTHORITY BOX ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF DIRECTORS, AND FOR EACH OF THE OTHER PROPOSALS AS SET FORTH ON THE REVERSE HEREOF.

                  (Continued and to be signed on reverse side)
                                SEE REVERSE SIDE

The Board of Directors recommends a vote FOR the election of the directors.

     1. Election of the following nominees:

        NOMINEES:
        --------

        To serve in Class III until the Annual Meeting of Shareholders in 2008:

                        Walter R. Groteke
                        Michael R. Rocque

        To serve in Class I until the Annual Meeting of Shareholders in 2006:

                        Gerald A. Gagliardi

        [   ]  FOR the nominees listed          [   ] WITHHOLD authority to vote

        The Board of Directors recommends a vote FOR the following proposal:

     2.   Approval of our 2006 Stock Plan, as set forth in the proxy statement.

          FOR  [    ]               AGAINST  [    ]            ABSTAIN   [    ]

     3. Upon such other business as may properly come before the meeting or any adjournment thereof.

     PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

     SIGNATURE(S)___________________________   ____________________________

     DATED:   _____________ , 2006